SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

BSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17177	16-1327860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58-68 Exchange Street, Binghamton, New York 13901

(Address of principal executive offices)

Registrant’s telephone number, including area code:    (607) 779-2525

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 24, 2003.

Item 9.    Regulation FD Disclosure.

(Information provided under Item 12)

On April 24, 2003, BSB Bancorp, Inc. (“BSB Bancorp”) issued a press release describing its results of operations for the first quarter of 2003. That press release is furnished as Exhibit 99.1 to this report. The press release is being furnished pursuant to Item 12 of Form 8-K and is being presented herewith under Item 9 as provided in the Securities and Exchange Commission’s release, Final Rule; Interim Guidance regarding Form 8-K, Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSB BANCORP, INC.
(Registrant)

/S/ HOWARD W. SHARP
Howard W. Sharp President and Chief Executive Officer

Date: April 24, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 24, 2003.